UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Applied DNA Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
March 14, 2024
Dear Fellow Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences,” the “Company,” “we” or “us”) to be held at 10:00 a.m., Eastern Time, on Monday, April 15, 2024.
We are very pleased that the Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/APDN2024SM. You will also be able to vote your shares electronically at the annual meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance to certain holders of common stock purchase warrants in connection with a private placement; (ii) approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain of our common stock purchase warrants; (iii) grant the Board of Directors the discretionary authority to amend the Company’s certificate of incorporation, as amended, to effect a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting; and (iv) approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 4,000,000 shares. Detailed information with respect to these matters is set forth in the accompanying Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on March 4, 2024 are entitled to notice of and to vote at the meeting. Such stockholders are urged to promptly submit the enclosed proxy card, even if their shares were sold after the record date.
You may vote over the Internet, as well as by telephone or by mail pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement.
Thank you for your ongoing support of Applied DNA Sciences.
Very truly yours,
/s/ James A. Hayward

James A. Hayward
Chairman, President and Chief Executive Officer

APPLIED DNA SCIENCES, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Applied DNA Sciences, Inc. (“Applied DNA Sciences” or the “Company”), will be held virtually at www.virtualshareholdermeeting.com/APDN2024SM on Monday, April 15, 2024 at 10:00 a.m., Eastern Time, for the following purposes:
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to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance to certain holders of common stock purchase warrants in connection with a private placement (the “Warrant Issuance Proposal”);

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to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain of our common stock purchase warrants (the “Warrant Repricing Proposal”);

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to grant the Board of Directors discretionary authority to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting (the “Reverse Split Proposal”);

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to approve an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan Amendment”) to increase the number of authorized shares of common stock reserved for issuance by 4,000,000 shares (the “Plan Amendment Proposal”); and

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to consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.

These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on March 4, 2024 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. The Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/APDN2024SM.
A complete list of these stockholders will be available in electronic form at the Special Meeting and will be accessible for ten days prior to the Special Meeting. All stockholders are cordially invited to virtually attend the Special Meeting.
Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “About the Special Meeting” beginning on page 1 of the Proxy Statement or your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Ms. Judith Murrah
Secretary
Stony Brook, New York
March 14, 2024
This Notice of Special Meeting and the enclosed Proxy Statement and proxy card are first being mailed on or about March 14, 2024 to stockholders entitled to notice of and to vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders
To Be Held on April 15, 2024
The Proxy Statement, along with our 2023 Annual Report, as amended, is available free of charge at the following website: www.proxyvote.com.

PROXY STATEMENT	1
ABOUT THE SPECIAL MEETING	1
PROPOSAL NO. 1 APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE TO CERTAIN HOLDERS OF COMMON STOCK PURCHASE WARRANTS IN CONNECTION WITH A PRIVATE PLACEMENT	7
PROPOSAL NO. 2 APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE REPRICING OF CERTAIN OF OUR COMMON STOCK PURCHASE WARRANTS	8
PROPOSAL NO. 3 GRANT THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK, AT A RATIO IN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY, WITH SUCH SPECIFIC RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS FOLLOWING THE SPECIAL MEETING	10
PROPOSAL NO. 4 APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 4,000,000 SHARES	19
HOUSEHOLDING OF PROXY MATERIALS	28
OTHER BUSINESS	29
STOCKHOLDER PROPOSALS AND NOMINATIONS	30
ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION	31
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

i

APPLIED DNA SCIENCES, INC.
50 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
Our Board of Directors has delivered printed proxy materials to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at a Special Meeting of Stockholders (the “Special Meeting”) of Applied DNA Sciences, Inc. to be held online on Monday, April 15, 2024, beginning at 10:00 a.m., Eastern Time, and at any postponements or adjournments of the Special Meeting. As a stockholder, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE SPECIAL MEETING
Why Did You Send Me This Proxy Statement?
We sent you this Proxy Statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Special Meeting to be held at 10:00 a.m. Eastern Time on April 15, 2024 and any adjournments thereof. This Proxy Statement along with the accompanying Notice of Special Meeting of Stockholders summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 15, 2024.
This Proxy Statement is being mailed on or about March 14, 2024 to all stockholders entitled to notice of and to vote at the Special Meeting. You can also find a copy of our Annual Report on Form 10-K, as amended, for the year ended September 30, 2023 (the “Annual Report”), which includes our financial statements for the fiscal year ended September 30, 2023 by following the instructions contained in the Notice of Special Meeting mailed to stockholders entitled to notice of and to vote at the Special Meeting along with this Proxy Statement on March 14, 2024.
What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of (i) the approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance to certain holders of common stock purchase warrants in connection with a private placement (the “Warrant Issuance Proposal”); (ii) the approval, in accordance with Nasdaq Listing Rule 5635(d), of the repricing of certain of our common stock purchase warrants (the “Warrant Repricing Proposal”); (iii) granting the Board of Directors discretionary authority to amend the Company’s certificate of incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting (the “Reverse Split Proposal”); (iv) the approval of an amendment to the Company’s 2020 Equity Incentive Plan (the “Plan Amendment”) to increase the number of authorized shares of common stock reserved for issuance by 4,000,000 shares (the “Plan Amendment Proposal”); and (v) such other business that may properly come before the meeting or any postponement or adjournment thereof. Our Board of Directors is not currently aware of any other matters which will come before the meeting.
How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. You may vote to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance to certain holders of common stock purchase warrants in connection with a private placement. You may also vote to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain of our common stock purchase warrants. You may also vote to grant discretionary authority to the Board of Directors to amend the Company’s Certificate of Incorporation to effect the Reverse Split Proposal. You may also vote to approve the Plan Amendment to increase the number of authorized shares of Common Stock reserved for issuance under the Company’s 2020 Equity Incentive Plan by 4,000,000 shares or against such approval. If a stockholder of record does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “— What are the Board of Directors’ recommendations as to the proposals to be voted on?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Special Meeting?
Only stockholders of record at the close of business on March 4, 2024, the record date for the meeting, are entitled to receive notice of and to participate in the Special Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the meeting, or any postponements or adjournments of the meeting.
On March 4, 2024, the record date for the meeting, there were 16,978,703 shares of Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each of the matters presented at the Special Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock as of the record date will constitute a quorum, permitting the Special Meeting to conduct its business. As of the record date, 16,978,703 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 8,489,353 shares will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Special Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter but has discretionary authority as to at least one matter, then the shares covered by such broker non-vote proxy shall be deemed present at the Special Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
What vote is required to approve each matter and how are votes counted?
Proposal No. 1: Approval, in Accordance with Nasdaq Listing Rule 5635(d), of the Issuance to Certain Holders of Common Stock Purchase Warrants in Connection with a Private Placement.
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 2: Approval, in Accordance with Nasdaq Listing Rule 5635(d), of the Repricing of Certain of Our Common Stock Purchase Warrants.
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 3: Grant of Discretionary Authority to the Board to Amend the Company’s Certificate of Incorporation to Effect the Reverse Split Proposal.
The votes cast for the proposal must exceed the votes cast against the proposal in order for the proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting or a broker non-vote by a broker who elects to non-vote instead of using its voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
Proposal No. 4: Approval of an Amendment to the Company’s 2020 Equity Incentive Plan to Increase the Number of Authorized Shares of Common Stock Reserved for Issuance by 4,000,000 Shares
The affirmative vote of a majority of the outstanding shares of our Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required for the approval of this proposal. An abstention from voting by a stockholder present in person or represented by proxy at the meeting has the same legal effect as a vote “against” the matter. A broker non-vote for which the broker does not have voting discretion will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote for this matter.
How can you attend the Special Meeting?
We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/APDN2024SM. If you were a stockholder as of the record date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/APDN2024SM.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/APDN2024SM on the day of the Special Meeting.

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Webcast will start on April 15, 2024, at 10:00 a.m., Eastern Time.

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You will need your 16-digit control number to enter the Special Meeting.

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Stockholders may submit questions while attending the Special Meeting via the Internet.

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Webcast replay of the Special Meeting will be available until April 15, 2025.

To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Special Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the record date.
Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Special Meeting?
During the virtual Special Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/APDN2024SM. We will respond to as many inquiries at the virtual Special Meeting as time allows.

What if during the check-in time or during the virtual Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting website log-in page.
How can I vote my shares?
Record Owners and Beneficial Owners Who Have Been Provided With a 16 Digit Control Number
If you are a record holder, meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a 16-digit control number, you may vote:
1.
Over the Internet  —  If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the Proxy Materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/APDN2024SM and having available the control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

2.
By Telephone  —  You may call toll-free 1-800-690-6903 to vote by telephone. If you are a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your Proxy Materials, you may call toll-free 1-800-454-8683 to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail  —  Complete and sign the attached WHITE proxy card, or if you are a beneficial owner who has been provided by your broker with a 16-digit control number, complete and sign the applicable card provided by your broker, and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a 16-digit control number, which will allow you to vote as described above or at the Special Meeting.
If your broker has not provided you with a 16-digit control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Special Meeting?
The following proposals are scheduled for a vote at the Special Meeting:
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Proposal No. 1:   to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance to certain holders of common stock purchase warrants in connection with a private placement;

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Proposal No. 2:   to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain of our common stock purchase warrants;

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Proposal No. 3:   to grant discretionary authority to the Board of Directors to amend the Company’s Certificate of Incorporation to effect the Reverse Split Proposal; and

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Proposal No. 4:   to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 4,000,000 shares.

Each of these proposals is described in further detail below.
What happens if additional matters are presented at the Special Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any reason any of the nominees is not available as a candidate for director, the persons named as proxies will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Special Meeting, the Board of Directors unanimously recommends that you vote:
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FOR Proposal No. 1, to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance to certain holders of common stock purchase warrants in connection with a private placement;

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FOR Proposal No. 2, to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of certain of our common stock purchase warrants;

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FOR Proposal No. 3, to grant discretionary authority to the Board of Directors to effect the Reverse Split Proposal; and

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FOR Proposal No. 4, to approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 4,000,000 shares.

What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for one or more of the proposals to be voted on, the shares will be voted as recommended by the Board of Directors: (i) for the approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance to certain holders of common stock purchase warrants in connection with a private placement, (ii) for the approval, in accordance with Nasdaq Listing Rule 5635(d), of the repricing of certain of our common stock purchase warrants, (iii) for the granting of discretionary authority to the Board of Directors to effect the Reverse Split Proposal, and (iv) for the approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of Common Stock reserved for issuance by 4,000,000. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Ms. Judith Murrah, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.

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Non-Discretionary Items.   The Warrant Issuance Proposal, the Warrant Repricing Proposal and the Plan Amendment Proposal are non-discretionary items and may not be voted on by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting authority and has not received voting instructions from the beneficial owner.

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Discretionary Items.   The Reverse Split Proposal is a discretionary item. Generally, brokers, banks and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion if they so choose.

We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
Yes. (1) If you are a stockholder of record, you may revoke your proxy by (i) entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on April 14, 2024, (ii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself revoke a proxy) or (iii) entering a new vote by mail. Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Special Meeting at 10:00 AM, Eastern Time, on April 15, 2024. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary. (2) If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Special Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We have engaged Kingsdale Advisors to assist in soliciting proxies on our behalf. Kingsdale Advisors may solicit proxies personally, electronically or by telephone. We have agreed to pay Kingsdale Advisors a fee of $9,500 plus reimburse them for certain out-of-pocket disbursements and expenses. We have also agreed to indemnify Kingsdale Advisors and its employees against certain liabilities arising from or in connection with the engagement.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
Whom may I contact if I have other questions about the Special Meeting or voting?
You may contact the Company at 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8800, or you may contact Kingsdale Advisors by telephone at 1-855-682-9644 (toll free) or 1-646-491-9095 (call or text outside North America) or by email contactus@kingsdaleadvisors.com.
Where can I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. Final voting results will be disclosed on a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Special Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet, by mail or telephone pursuant to instructions provided on the proxy card.

PROPOSAL NO. 1
APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE TO CERTAIN HOLDERS OF COMMON STOCK PURCHASE WARRANTS IN CONNECTION WITH A PRIVATE PLACEMENT
We are seeking stockholder approval, for purposes of complying with Listing Rule 5635(d), for the issuance of 11,288,122 shares of Common Stock issuable upon exercise of certain outstanding common stock purchase warrants issued on February 2, 2024 (the “Private Common Warrants”).
The information set forth in this Proposal 1 is qualified in its entirety by reference to the full text of the form of the Purchase Agreements (defined below) and Private Common Warrants attached as exhibits 10.2 and 4.2, respectively, to our Current Report on Form 8-K filed with the SEC on January 31, 2024. Stockholders are urged to carefully read these documents.
Background
On January 31, 2024, we entered into a placement agency agreement with Maxim Group LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to serve as the sole placement agent, on a “reasonable best efforts” basis, in connection with a registered direct public offering (the “Offering”) of 3,228,056 shares (“Shares”) of the Company’s Common Stock and pre-funded warrants (“Pre-Funded Warrants”) to purchase up to 2,416,005 shares of Common Stock, and in a concurrent private placement, the Private Common Warrants to purchase up to 11,288,122 shares of Common Stock. In connection with the Offering, the Company also entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional investors as purchasers (each, an “Investor” and, collectively, the “Investors”) pursuant to which we sold, and the Investors purchased, the Shares, Prefunded Warrants and Private Common Warrants. The Company received gross proceeds from the Offering, before deducting placement agent fees and other estimated offering expenses payable by the Company, of approximately $3.4 million. The transaction closed on February 2, 2024.
Each Private Common Warrant has an exercise price of $0.609 per share, will become exercisable on the first trading day after the filing of a Form 8-K disclosing the approval pursuant to the applicable rules and regulations of Nasdaq from the stockholders of the Company with respect to the issuance of all of the shares underlying the Private Common Warrants (the “Approval Date”), and expires on the five-year anniversary of the Approval Date.
The Purchase Agreements require the Company, among its other obligations, to hold a meeting of stockholders by April 15, 2024 to request stockholder approval for the issuance of the Private Common Warrants. If the stockholder approval is not obtained at the Special Meeting, then the Company will be required to call another meeting of stockholders every four months thereafter to seek the stockholder approval until the date stockholder approval is obtained.
We are seeking approval for Proposal No. 1 because, pursuant to the Purchase Agreements, we agreed to issue the Private Common Warrants in the Offering, and the Private Common Warrants are not exercisable until we receive stockholder approval. In addition, in the event stockholder approval is obtained and the Private Common Warrants are exercised, the Company would receive up to $6,874,466.
Nasdaq Stockholder Approval Requirement
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
The Board of Directors Recommends That Stockholders Vote “For” The Warrant Issuance Proposal.

PROPOSAL NO. 2
APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE REPRICING OF CERTAIN OF OUR COMMON STOCK PURCHASE WARRANTS
General
We are seeking stockholder approval, for purposes of complying with Listing Rule 5635(d), for the repricing of certain existing warrants of the Company (the “Warrant Repricing Proposal”). As previously disclosed in Proposal No. 1, on January 31, 2024, we entered into Purchase Agreements with the Investors in which we sold, and the Investor purchased, in connection with the Offering and concurrent private placement, the Shares, Prefunded Warrants and Private Common Warrants.
On January 31, 2024, in connection with the Offering and the Purchase Agreements, we agreed to reduce the exercise price of warrants to purchase up to an aggregate of 3,055,139 shares of common stock (the “Prior Investor Warrants”) as set forth on the table below, which warrants were previously issued to the Investors with exercise prices ranging from $1.29 to $4.00 per warrant to $0.609 per warrant. We also agreed to extend the expiration dates for such warrants to August 9, 2028.
Investor	Warrants Outstanding	Original Issue Date	Original Expiration Date	Original Exercise Price
Dillon Hill Investment Co. LLC	59,000	10/7/2020	10/7/2025	$1.51
Dillon Hill Capital LLC	100,000	10/7/2020	10/7/2025	$1.51
Dillon Hill Investment Co. LLC	50,000	12/9/2020	12/8/2025	$1.31
Dillon Hill Investment Co. LLC	50,000	12/10/2020	12/9/2025	$1.29
Dillon Hill Investment Co. LLC	198,739	11/15/2019	11/15/2024	$1.47
Dillon Hill Capital LLC	201,000	11/15/2019	11/15/2024	$1.47
Armistice Capital Master Fund Ltd.	1,496,400	2/24/2022	8/24/2027	$2.84
Armistice Capital Master Fund Ltd.	900,000	8/8/2022	8/9/2027	$4.00
In addition, 58,074 outstanding common stock warrants (and, together with the Prior Investor Warrants, the “Prior Warrants”) held by other investors who did not participate in the Offering will have their warrant exercise price reduced to $0.609 per warrant and will have their warrant expiration dates extended to August 9, 2028. The foregoing reductions of the exercise prices and extension of expiration dates of the Prior Warrants (the “Warrant Repricing”) is subject to stockholder approval pursuant to the applicable rules and regulations of Nasdaq. The Purchase Agreements require the Company, among its other obligations, to hold a meeting of stockholders by April 15, 2024 to request stockholder approval of the Warrant Repricing.
If the stockholder approval is not obtained at the Special Meeting, then the Company will be required to call another meeting of stockholders every four months thereafter to seek the stockholder approval until the date stockholder approval is obtained.
The Prior Warrants provide that the Investors will not have the right to exercise any portion of such warrants if the exercise would cause (i) the aggregate number of shares of our Common Stock beneficially owned by such Investor (together with its affiliates) to exceed 4.99% (or, at the election of the Investor, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the Investor (together with its affiliates) to exceed 4.99% (or, at the election of the Investor, 9.99%) of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the warrants.
Nasdaq Stockholder Approval Requirement
Listing Rule 5635(d) requires stockholder approval in connection with a transaction, other than a public offering, involving the sale or issuance by the issuer of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power of such company outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the Common Stock immediately preceding the signing of the binding agreement for the issuance of such securities and (ii) the average closing price of the Common Stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities.
The Board of Directors Recommends That Stockholders Vote “For” The Warrant Repricing Proposal.

PROPOSAL NO. 3
GRANTING THE BOARD OF DIRECTORS DISCRETIONARY AUTHORITY TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK, AT A RATIO IN THE RANGE FROM ONE-FOR-FIVE TO ONE-FOR-FIFTY, WITH SUCH SPECIFIC RATIO TO BE DETERMINED BY THE COMPANY’S BOARD OF DIRECTORS FOLLOWING THE SPECIAL MEETING
Introduction
At the Special Meeting, stockholders will be asked to grant the Board of Directors discretionary authority to the Board of Directors to amend the Company’s Certificate of Incorporation (the “Reverse Split Amendment”) to effect the Reverse Stock Split within a range of one-for-five to one-for-fifty, if needed to meet the Minimum Bid Price Requirement (as defined below), under The Nasdaq Capital Market (“Nasdaq”) listing rules with the exact ratio, if any, to be determined by the Company’s Board of Directors (the “Reverse Stock Split Ratio”) any time prior to the one-year anniversary date of the Special Meeting. Upon the effectiveness of the Reverse Split Amendment (the “Split Effective Time”), the issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of Nasdaq.
The proposed Reverse Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. The form of the Reverse Split Amendment, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of Common Stock or preferred stock, or the par value of the Common Stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Reverse Split Amendment, which is incorporated herein by reference.
Even if stockholders approve the Reverse Split Proposal, we reserve the right not to effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of our stockholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of our stockholders. If this Reverse Stock Split is approved by the stockholders, the Board of Directors will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split within the ratios and during the period set forth above.
The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.
Purpose
The Board approved the proposal approving the Reverse Split Amendment for the following reasons:
•
the Board believes that the Reverse Stock Split is the best option available to the Company to increase its stock price as required for continued listing on Nasdaq;

•
the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and

•
if the Reverse Stock Split successfully increases the per share price of the Common Stock, the Board believes this increase may increase trading volume in the Common Stock and facilitate future financings by the Company.

Reasons for the Reverse Stock Split and Nasdaq Listing Requirements
Our Common Stock is listed on Nasdaq under the symbol “APDN”. For our Common Stock to continue to be listed on Nasdaq, we must meet the current continued listing requirements, including the requirement that our Common Stock must maintain a minimum bid price of $1.00 per share as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

On December 1, 2023, we received a written notice from the Listing Qualifications Department of Nasdaq notifying us that we are not in compliance with the Minimum Bid Price Requirement. To regain compliance with the Minimum Bid Price Requirement, the bid price of the Common Stock must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive trading days.
The Board has determined that the Reverse Split Amendment to effect the Reverse Stock Split is necessary to the continued listing of our Common Stock on Nasdaq and is in the best interests of our stockholders.
In addition to bringing the per share trading price and closing bid price of our Common Stock back above $1.00, we also believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
If we were unable to maintain compliance with the Minimum Bid Price Requirement and our Common Stock were delisted from Nasdaq, trading of our Common Stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market, and many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock. For these reasons and others, delisting would adversely affect the liquidity, trading volume and price of our Common Stock, causing the value of an investment in us to decrease and having an adverse effect on our business, financial condition and results of operations, including our ability to attract and retain qualified employees and to raise capital.
Reverse Stock Split Ratio
If approved by stockholders, this Reverse Stock Split proposal would permit but not require the Board to effect a Reverse Stock Split of our Common Stock at any time prior to the one-year anniversary date of the Special Meeting by the Reverse Stock Split Ratio, with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In fixing the Reverse Stock Split Ratio, the Board may consider, among other things, factors such as:
•
the total number of shares of Common Stock outstanding;

•
Nasdaq requirements for the continued listing of Common Stock;

•
the historical trading price and trading volume of Common Stock;

•
the then prevailing trading price and trading volume for Common Stock;

•
the anticipated impact of the Reverse Stock Split on the trading price of and market for Common Stock;

•
the administrative and transaction costs associated with potential exchange ratios;

•
potential financing opportunities; and

•
prevailing general market and economic conditions.

The Board will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of Reverse Stock Split Ratios specified in this proposal and prior to the one-year anniversary date of the Special Meeting. The Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Special Meeting and prior to its effectiveness, without further action by the stockholders.
Effectiveness of the Reverse Stock Split
If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Split Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Split Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
The proposed form of Reverse Split Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any Reverse Split Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board, within the range approved by the stockholders.
Potential Market Effects of the Reverse Stock Split
The Reverse Stock Split proposal is intended primarily to increase the Company’s per share bid price and satisfy the Minimum Bid Price Requirement. Reducing the number of outstanding shares of Common Stock should, absent other factors, increase the per share market price of the Common Stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the Minimum Bid Price Requirement for continued listing on Nasdaq or any other exchange. The delisting of the Common Stock from Nasdaq may result in decreased liquidity, increased volatility in the price and trading volume of our Common Stock, a loss of current or future coverage by certain sell-side analysts, a diminution of institutional investor interest and/or the impairment of the Company’s ability to raise capital. Delisting could also cause a loss of confidence of the Company’s customers, collaborators, vendors, suppliers and employees, which could harm its business and future prospects.
Reducing the number of outstanding shares of Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. The market price of our Common Stock will also be based on and may be adversely affected by our performance, financial results market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of the Common Stock will not decrease in the future. Additionally, Applied DNA Sciences cannot assure you that the market price per share of Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in Applied DNA Sciences because of the low market price of Common Stock, especially if we are listed on the OTCQB or OTC Pink markets. If the Reverse Stock Split is effected and the market price of Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.

In evaluating the Reverse Stock Split proposal, in addition to the considerations described above, the Board also took into account various negative factors associated with Reverse Stock Splits generally. These factors include: the negative perception of Reverse Stock Splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected Reverse Stock Splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; and the costs associated with implementing a Reverse Stock Split.
Potential Increased Investor Interest
On March 12, 2024, the Company’s Common Stock closed at $0.53 per share. An investment in the Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Board believes that most investment funds are reluctant to invest in lower priced stocks. The Board believes that the anticipated higher market price expected to result from a Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of the Common Stock.
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of the Common Stock. The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;

•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees;

•
the market price per share will either exceed or remain in excess of  $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or

•
the Company would otherwise meet the Nasdaq listing requirements even if the per share market price of the Common Stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of the Common Stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
Potential Effects of Proposed Reverse Split Amendment
If our stockholders approve the Reverse Stock Split and the Board effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the Reverse Stock Split. This would have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares would be available for issuance from time to time at the discretion of the Board when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions (including rights of first refusal, pursuant to the terms of certain of our outstanding secured convertible notes). Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.
In addition to sales of our Common Stock, if our stockholders approve the Reverse Stock Split and the Board effects it, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and implemented, that any financing transaction or other transaction would be undertaken or completed.
The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.
The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Subject to compliance with applicable continued listing requirements, our Common Stock will continue to be listed on Nasdaq and traded under the symbol “APDN,” although the exchange will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Split Effective Time to indicate that a Reverse Stock Split has occurred. After the Split Effective Time, it is expected that our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.
After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre-split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.
Registered “Book-Entry” Holders of Common Stock
Certain registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.
Holders of Certificated Shares of Common Stock
Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by our transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares of Common Stock registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for the appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, then a new certificate will be issued with the same restrictive legend on its reverse side.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our Common Stock in lieu of such fractional share.
Effect of the Reverse Stock Split on Stock Option Awards and Equity Incentive Plans
If the Reverse Stock Split is implemented, proportionate adjustments will be made to the per share exercise price, and the number of shares of our Common Stock issuable upon the exercise, of all outstanding options and to the number of shares of our Common Stock issuable upon the vesting and settlement of all outstanding RSUs (as defined below). These adjustments would result in approximately the same aggregate exercise price being paid upon the exercise of such options, and approximately the same value of shares of our Common Stock being delivered upon the exercise of such options and upon the vesting and settlement of such RSUs, immediately preceding and immediately following the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), the per share exercise price of each outstanding option would be rounded up to the nearest whole cent, and the number of shares of our Common Stock that could be acquired upon the exercise of each outstanding option would be rounded down to the nearest whole share. The number of shares of our Common Stock reserved for issuance pursuant to the 2005 Incentive Stock Plan, as amended (the “2005 Plan”), and the Current Plan (as defined below) will be reduced proportionately based upon the Reverse Stock Split Ratio, and if the Plan Amendment Proposal is approved at the Special Meeting, then the number of shares of our Common Stock reserved for issuance pursuant to the Amended Plan will be reduced proportionately based upon the Reverse Stock Split Ratio.
Effect of the Reverse Stock Split on Warrants
In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.
Accounting Matters
The proposed Reverse Split Amendment will not affect the par value of $0.001 of our Common Stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.
Pro Forma Capitalization of Common Stock
The table below summarizes the Company’s pro forma capitalization of Common Stock, as of March 12, 2024, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-5), one-for-ten (1-for-10), one-for-twenty (1-for-20), one-for-twenty-five (1-for-25), one-for-thirty (1-for-30), one-for- thirty-five (1-for-35), one-for-forty (1-for-40), one-for-forty-five (1-for-45) and one-for-fifty (1-for-50). The table below does not include the 10,000,000 shares of preferred stock authorized under the Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.
	Prior to Reverse Stock Split	After Reverse Stock Split
		1-for-5	1-for-10	1-for-20	1-for-25	1-for-30	1-for-35	1-for-40	1-for-45	1-for-50
Authorized Shares of Common Stock	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Shares of Common Stock Issued and Outstanding(1)	16,978,703	3,395,741	1,697,870	848,935	679,148	565,957	485,106	424,468	377,305	339,574
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)	22,732,463	4,546,493	2,273,246	1,136,623	909,299	757,749	649,499	568,312	505,166	454,649
Shares of Common Stock Available for Future Issuance(1)	160,288,834	192,057,766	196,028,884	198,014,442	198,411,294	198,676,294	198,865,395	199,007,220	199,117,529	199,205,777

(1)
These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2)
Includes, as of March 12, 2024, (i) 18,917,340 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of  $1.28; (ii) 2,192,019 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of  $9.23; (iii) 1,340,464 shares reserved for future issuance under the 2005 Plan and the Current Plan; and (iv) 282,640 shares of Common Stock underlying restricted stock units. Does not include any shares of Common Stock issuable upon the exercise or conversion of securities that may have been issued since March 12, 2024.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom Common Stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code.
If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.
The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our Common Stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our Common Stock in lieu of a fractional share, the adjusted basis of the new Common Stock will be the same as the adjusted basis of the Common Stock exchanged. The holding period of the new, post-Reverse Stock Split Common Stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split Common Stock. U.S. Holders who acquired our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such Common Stock.
As noted above, no fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split Common Stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our Common Stock are not clear. A U.S. Holder who receives one (1) whole share of our Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split.
The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Reverse Split Amendment to effect the Reverse Stock Split, and Applied DNA Sciences does not intend to independently provide stockholders with such rights.
The Board of Directors Recommends a Vote “For” the Reverse Split Proposal.

PROPOSAL NO. 4
APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2020 EQUITY INCENTIVE
PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK RESERVED FOR ISSUANCE BY 4,000,000 SHARES
We are asking you to approve an amendment to the Company’s 2020 Equity Incentive Plan, a copy of which is attached as Appendix B hereto (the “Plan Amendment”), to increase the number of shares of Common Stock authorized for issuance by an additional 4,000,000. In this proxy statement, we refer to the Company’s current 2020 Equity Incentive Plan as the “Current Plan,” and we refer to the Current Plan, as modified by the Plan Amendment, as the “Amended Plan”. On February 26, 2024, our Board approved the Plan Amendment, subject to stockholder approval, and directed that the Amended Plan be submitted to our stockholders for their approval at the Special Meeting. The Amended Plan does not contain any modifications, alterations or revisions of any other term or provision of our Current Plan except with respect to the increase in the share reserve, and for the avoidance of doubt, pursuant to the terms of the Amended Plan, if any potential reverse stock split is approved pursuant to Proposal No. 3, the number of shares of Common Stock available in the share reserve will be adjusted accordingly.
As of March 12, 2024, we had only 1,296,121 shares of Common Stock that remained available for issuance under the Current Plan. If Proposal No. 4 is approved, the Plan Amendment will become effective with respect to the increase in the number of authorized shares of Common Stock reserved for issuance upon stockholder approval at the Special Meeting. Without approval by stockholders of the Plan Amendment, the Company will be unable to continue to grant equity awards once the share pool is depleted, potentially resulting in the loss of employees and difficulties in recruiting new employees. If the Plan Amendment is not approved, the Company will become increasingly reliant on cash-based compensation, which will deplete the Company’s finite cash resources. Accordingly, our Board recommends the approval of the Plan Amendment.
We recognize the dilutive impact that our equity compensation program has on our stockholders and continuously strive to balance this concern with the competition for talent in the competitive business environment and talent market, as well as the current market conditions, in which we operate. In determining the appropriate number of shares to request and add to the pool of shares available for issuance, our Board and the Compensation Committee of our Board worked with management to evaluate a number of factors and carefully considered (i) the potential dilutive impact that the increase would have on our stockholders, (ii) our historical burn rate and overhang, (iii) the number of shares remaining available under the Current Plan, (iv) the realities of equity awards being a key component of designing competitive compensation packages necessary for retaining key talent and directors in a competitive marketplace, specifically in light of our negative operating cashflows and historical operating losses, (vi) our strategic growth plans, and (vii) the interests of our stockholders. The Compensation Committee of our Board monitors our equity award process to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, reward and retain employees and directors. In addition, the Current Plan includes, and the Amended Plan will include, provisions designed to be less dilutive to stockholders. As described further below, the Current Plan does not, and the Amended Plan will not, contain an “evergreen” provision, so the number of shares available for issuance under the Current Plan does not automatically increase each year and likewise will not automatically increase under the Amended Plan. The below table summarizes grants under our Current Plan for the last three fiscal years.
	Options Granted	RSUs Granted	Weighted Average Common Shares Outstanding Each Year
2021	203,405	—	6,916,999
2022	583,340	—	8,967,704
2023	1,224,421	282,640	13,075,416
Maintaining our current equity compensation program is particularly critical at this time when competition for quality personnel is intense in the highly competitive biotechnology marketplace in which we operate, and our ability to successfully execute, compete and deliver value to stockholders could be significantly negatively impacted if we cannot maintain our current equity award practices in support of retaining and attracting key talent. If we are limited in our ability to grant desired equity awards to our employees and other eligible individuals, we may not be able to compete for or retain key talent, and/or we may have to increase cash-based compensation incentives, which could work against our current philosophy of aligning the interests of our personnel with the interests of our stockholders. This course of action could also be a distraction for our management team and employees because it would disrupt the normal and scheduled operations of our compensation programs and restrict their ability to utilize equity grants to retain and motivate our employees and other key talent.
In recent years, our ability to offer competitive equity compensation packages was integral to hiring and retaining key performers who are instrumental in the operations of the Company. For these reasons, we believe it is critically important to approve the Plan Amendment at this time to ensure we have a sufficient number of shares authorized for issuance under the Amended Plan.
History of the Current Plan
On June 30, 2020, our Compensation Committee recommended that our Board approve the Current Plan and submit the Current Plan to a vote of our stockholders. On June 30, 2020, our Board approved the Current Plan, subject to stockholder approval, and directed that the Current Plan be submitted to our stockholders for their approval at the Company’s annual meeting of stockholders held on September 16, 2020 (the “2020 Annual Meeting”). Our stockholders approved the Current Plan at the 2020 Annual Meeting. The purposes of the Current Plan are to enable the Company to recruit and retain highly qualified employees, directors and consultants; provide them with an incentive for productivity; and provide them with an opportunity to share in the growth and value of the Company. The Current Plan, as adopted, made 3,500,000 shares of our Common Stock available for issuance to eligible participants (the “Current Share Pool”). The maximum number of shares of Common Stock that presently may be issued under the Current Plan in connection with awards is 1,296,121. On February 26, 2024, the Board approved and adopted the Plan Amendment, subject to stockholder approval at the Special Meeting, to increase the number of authorized shares of Common Stock reserved for issuance pursuant to the Current Plan by 4,000,000.
Remaining Share Reserve
As of September 30, 2023, there were 13,658,520 shares of our Common Stock outstanding. As of the date hereof, the Company has awarded grants of options and RSUs to purchase shares of our Common Stock and grants of restricted stock units settled in our Common Stock, in each case, pursuant to the Current Plan, with the number of shares of our Common Stock underlying such grants totaling 1,644,459 in the aggregate, and there are currently 1,296,121 authorized shares remaining under the Current Plan. The increase of the Current Share Pool by 4,000,000 authorized shares of Common Stock will result in additional potential dilution of our outstanding Common Stock.
With respect to options or stock appreciation rights that expire, terminate or are canceled or forfeited for any reason without having been exercised in full, the shares of Common Stock associated with such awards will again become available for grant under the Amended Plan.
Awards that are assumed or substituted by us in connection with an acquisition will not reduce the Current Share Pool. In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to our stockholders, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make appropriate adjustments in the number and kind of shares authorized by the Amended Plan and covered under outstanding awards as it determines appropriate and equitable.
Additionally, with respect to awards previously granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan, as amended (the “2005 Plan”), that expire, terminate, are canceled or are forfeited for any reason after the effective date of the Current Plan, the shares subject to such awards will be added to the Current Share Pool so that they can be utilized for new grants under the Current Plan. As of March 12, 2024, awards with respect to 227,231 shares of our Common Stock were outstanding under the 2005 Plan.

The term of the Current Plan will expire on September 15, 2030. Subject to the approval of the Reverse Split Proposal at the Special Meeting, the number of shares of our Common Stock reserved for issuance pursuant to the 2005 Plan and the Current Plan will be reduced proportionately based upon the Reverse Stock Split Ratio, and if the Plan Amendment Proposal is approved at the Special Meeting, then the Amended Plan will be reduced proportionately based upon the Reverse Stock Split Ratio.
Summary of the Amended Plan
The principal provisions of the Amended Plan are summarized below. This summary is qualified in its entirety by reference to the actual Amended Plan, a copy of which is attached as Appendix C hereto.
Administration
The Amended Plan vests broad powers in a committee to administer and interpret the Amended Plan, provided, that, the Board itself may at any time exercise any rights and duties of the committee under the Amended Plan. Our Board will designate the Compensation Committee as the committee authorized to administer the Amended Plan. In this capacity, the Compensation Committee has the authority to, among other things: select the persons to be granted awards; determine the type, size and terms and conditions of such awards, and approve forms of award agreement to be used for awards under the Amended Plan. The Compensation Committee may amend any outstanding award at any time; provided, however, that no such amendment may materially impair a participant’s rights without the participant’s consent. Subject to requirements of applicable law, the Compensation Committee may delegate to one or more of our officers the authority to grant awards to participants who are not subject to Section 16 of the Exchange Act.
In order to comply with foreign law, the Compensation Committee may modify the terms of outstanding awards, establish subplans and take other actions that it deems advisable, provided that no subplans or modifications may increase the number of shares available for grant under the Amended Plan.
Unless stockholder approval is required under applicable law or exchange listing requirements, the Board may amend or terminate the Amended Plan at any time.
Eligibility
Any of our employees, directors, consultants and other service providers, and those of our affiliates, will be eligible to participate in the Amended Plan. As of September 30, 2023, the Company employed or engaged approximately 55 employees, 5 nonemployee directors and 5 consultants who would be eligible to participate in the Amended Plan. Participants will be selected in the discretion of the Compensation Committee.
Vesting
The Compensation Committee determines the vesting conditions for awards. Vesting conditions may include the continued employment or service of the participant, the attainment of specified individual or corporate performance goals and/or other factors in the Compensation Committee’s discretion.
Shares of Stock Available for Issuance
Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the Amended Plan in connection with awards is 7,500,000 (the “Share Pool”). However, if any award previously granted under the 2005 Plan expires, terminates, is canceled or is forfeited for any reason after the effective date of the Amended Plan, the shares subject to that award will be added to the Share Pool so that they can be utilized for new grants under the Amended Plan. As of March 12, 2024, awards with respect to 227,231 shares of our Common Stock were outstanding under the 2005 Plan.
If any award granted under the Amended Plan expires, terminates, is canceled or is forfeited, the shares of our Common Stock underlying the award will be available for new grants under the Amended Plan. However, shares of our Common Stock that are withheld for the payment of taxes or in satisfaction of the exercise price for an option award will not become available for re-issuance under the Amended Plan.

Any shares of our Common Stock issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity will not reduce the Share Pool.
The maximum aggregate number of shares under the Amended Plan that may be issued in respect of incentive stock options is 7,500,000.
The maximum total grant date fair value of awards granted under the Amended Plan to individuals in their capacity as non-employee directors may not exceed $250,000 in any single calendar year.
The market value of a share of our Common Stock was $0.53 as of March 12, 2024.
Adjustments
In the event of any merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction that affects our Common Stock, the Compensation Committee shall make such adjustments to the number and kind of shares authorized by the Amended Plan, the number and kind of shares subject to outstanding awards, the exercise prices of outstanding awards and any other affected term or condition of the Amended Plan or outstanding awards, in each case, as it determines to be equitable.
Accordingly, if any potential reverse stock split is approved pursuant to Proposal No. 3, the number of shares of Common Stock available in the Share Pool will be adjusted accordingly.
Types of Awards
The Amended Plan provides for the grant of the following equity-based and cash-based incentive awards to participants: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, (iv) restricted stock units (“RSUs”) and (v) cash or other stock-based awards.
Stock Options.   An option entitles the holder to purchase from us a stated number of shares of Common Stock. An incentive stock option (“ISO”) may only be granted to our employees or the employees of our affiliates. The Compensation Committee will specify the number of shares of Common Stock subject to each option and the exercise price for such option, provided that the exercise price per share may not be less than the fair market value of a share of Common Stock on the date the option is granted. However, for an ISO granted to any 10% stockholder, the exercise price per share shall not be less than 110% of the fair market value of a share of Common Stock on the date the option is granted.
Generally, options may be exercised in whole or in part through a cash payment. The Compensation Committee, however, may in its discretion permit payment of the exercise price through other methods. For example, the Compensation Committee may permit the optionholder to surrender previously acquired shares, or to “net settle” the option, which involves the cancellation of a portion of the option to cover the cost of exercising the balance of the option.
All options shall be exercisable in accordance with the terms of the applicable award agreement. The maximum term of an option shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of Common Stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as non-qualified stock options.
Stock Appreciation Rights.   A stock appreciation right represents the right to receive, upon exercise, any appreciation in a share of Common Stock realized over a particular time period. The base price of a stock appreciation right shall not be less than the fair market value of a share of Common Stock on the date the stock appreciation right is granted. The maximum term of a stock appreciation right shall be determined by the Compensation Committee on the date of grant but shall not exceed 10 years. Distributions with respect to stock appreciation rights may be made in cash, shares of Common Stock or a combination of both, at the Compensation Committee’s discretion.

Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant terminates employment with us (or our affiliates) due to death or disability, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s death or disability (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of twelve months from the termination date or until the expiration of the original award term, whichever period is shorter. If a participant’s employment with us (or our affiliates) is terminated for cause (as defined in the Amended Plan), (i) all unexercised options and stock appreciation rights (whether vested or unvested) shall terminate and be forfeited on the termination date, and (ii) any shares in respect of exercised options or stock appreciation rights for which we have not yet delivered shares will be forfeited and we will refund to the participant the option exercise price paid for those shares, if any. Unless otherwise provided in an award agreement or determined by the Compensation Committee, if a participant’s employment terminates for any other reason, the participant’s unexercised options and stock appreciation rights may be exercised, to the extent they were exercisable at the time of the participant’s termination (or on such accelerated basis as the Compensation Committee may determine at or after grant), for a period of ninety days from the termination date or until the expiration of the original option or stock appreciation right term, whichever period is shorter. Unless otherwise provided by the Compensation Committee, any options and stock appreciation rights that are not exercisable at the time of termination of employment shall terminate and be forfeited on the termination date.
Restricted Stock.   A restricted stock award is a grant of shares of Common Stock, which are subject to forfeiture restrictions during a restriction period. The Compensation Committee will determine the price, if any, to be paid by the participant for each share of Common Stock subject to a restricted stock award. If the specified vesting conditions are not attained, the underlying Common Stock will be forfeited to us. Conversely, if and when the vesting conditions are satisfied, the restrictions imposed will lapse. During the restriction period, a participant will have the right to vote the shares of Common Stock underlying the restricted stock award and receive dividends with respect to the shares of Common Stock underlying the restricted stock award. However, the Compensation Committee may specify that any such dividends are subject to the same vesting conditions as the shares of Common Stock underlying the restricted stock award to which they relate, and may also require that the dividends be invested in additional restricted shares of Common Stock. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon termination, a participant will forfeit all shares of Common Stock underlying the portion of the restricted stock award that then remains subject to forfeiture.
Restricted Stock Units.   An RSU represents a right to receive, on the achievement of specified vesting conditions, an amount equal to the fair market value (at the time of distribution) of one share of our Common Stock. An RSU may be settled in shares of our Common Stock, cash, or a combination of both, at the discretion of the Compensation Committee. Unless otherwise provided in an award agreement or determined by the Compensation Committee, upon a termination of service, a participant will forfeit all of the participant’s RSUs that then remain subject to forfeiture.
Cash or Other Stock Based Awards. Cash or other stock based awards (including awards to receive unrestricted shares of our Common Stock or immediate cash payments) may be granted to participants. The Compensation Committee will determine the terms and conditions of each such award, including, as applicable, the term, any exercise or purchase price, vesting conditions and other terms and conditions. Payment in respect of a cash or other stock based award may be made in cash, shares of our Common Stock or a combination of both, at the discretion of the Compensation Committee.
Change in Control
In the event of a “change in control” (as defined in the Amended Plan), the Compensation Committee may, in its sole and absolute discretion, on a participant-by-participant basis: (i) cause any or all outstanding awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cause any outstanding option or stock appreciation right to become fully vested and immediately exercisable for a reasonable period in advance of the change in control and, to the extent not exercised prior to that change in control, cancel that option or stock appreciation right upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any outstanding option or stock appreciation right with respect to all Common Stock for which the award remains unexercised in exchange for a cash payment equal to the excess (if any) of the fair market value of the Common Stock subject to the option or stock appreciation right over the exercise price of the option or stock appreciation right (and if the fair market value does not exceed the exercise or base price of the award, cancel the award without payment of any consideration); or (vii) take such other action as the Compensation Committee shall determine to be reasonable under the circumstances. In the discretion of the Compensation Committee, any cash or substitute consideration payable upon cancellation of an award may be subject to vesting terms substantially identical to those that applied to the cancelled award immediately prior to the change in control, or earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control.
Repricing
Neither the Board nor the Compensation Committee may, without obtaining prior approval of our stockholders: (i) implement any cancellation/re-grant program pursuant to which outstanding options or stock appreciation rights under the Amended Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share; (ii) cancel outstanding options or stock appreciation rights under the Amended Plan with an exercise or base price per share in excess of the then current fair market value per share for consideration payable in our equity securities; or (iii) otherwise directly reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Amended Plan.
Federal Income Tax Consequences
The federal income tax consequences arising with respect to grants awarded under the Amended Plan will depend on the type of grant. The following provides only a general description of the application of federal income tax laws to certain grants under the Amended Plan. This discussion is intended for the information of stockholders considering how to vote at the meeting and not as tax guidance to participants in the Amended Plan, as the consequences may vary with the types of grants made, the identity of the recipients and the method of payment or settlement. The summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws. Tax laws are subject to change.
Under the Internal Revenue Code of 1986, as amended (the “Code”), as currently in effect, a grant under the Amended Plan of options, stock appreciation rights, restricted stock or RSUs would have no federal income tax consequence at the time of grant. Generally, all amounts taxable as ordinary income to participants under the Amended Plan in respect of awards are expected to be deductible by the Company as compensation at the same time the participant recognizes the ordinary income, subject to the limitations of Section 162(m) of the Code.
Options and Stock Appreciation Rights.   Upon exercise of a nonqualified stock option, the excess of the fair market value of the stock at the date of exercise over the exercise price is taxable to a participant as ordinary income. Similarly, upon exercise of a Stock Appreciation Right, the value of the shares or cash received is taxable to the participant as ordinary income. Upon exercise of an ISO, the participant will not have taxable income, except that alternative minimum tax may apply. When there is a disposition of the shares subject to the ISO, provided that such disposition occurs at least two years after the date of ISO grant and at least one year after the date of exercise, the difference, if any, between the sale price of the shares and the exercise price of the option is treated as long-term capital gain or loss. If the participant does not satisfy these holding period requirements, a “disqualifying disposition” occurs, and the participant will recognize ordinary income in the year of the disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. In that case, any gain realized in excess of the fair market value at the time of exercise will be short or long-term capital gain, depending on whether the shares were sold more than one year after the option was exercised.
Restricted Stock.   Unless the participant elects to recognize its value as income at the time of the grant, by filing an election under Section 83(b) of the Code, restricted stock is taxable to a participant as ordinary income when it becomes vested.

Restricted Stock Units.   When shares of Common Stock or cash with respect to RSU awards are delivered to the participant, the value of the shares or cash is taxable to the participant as ordinary income.
Miscellaneous
Generally, awards granted under the Amended Plan shall be nontransferable except by will or by the laws of descent and distribution. The awards will be subject to our recoupment and stock ownership policies, as may be in effect from time to time. Awards will be subject to applicable tax withholding requirements, and the Compensation Committee may authorize the withholding of shares subject to the award to satisfy required tax withholding. The Amended Plan will expire on September 15, 2030.
Equity Compensation Plan Information
The table below sets forth information with respect to compensation plans under which our equity securities are authorized for issuance as of September 30, 2023.
Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders
Applied DNA Sciences, Inc.2005 Incentive Stock Plan, as amended	242,232	$66.21	44,343
Applied DNA Sciences, Inc. 2020 Incentive Plan	2,244,645	3.00	1,283,903
Equity compensation plans not approved by security holders	—	—	—
TOTAL	2,486,877	$9.95	1,328,246

(1)
Includes unsettled RSUs.

The Board of Directors Recommends That Stockholders Vote “For” the Plan Amendment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information regarding the shares of our Common Stock beneficially owned as of March 12, 2024, (i) by each person who is known to us to beneficially own 5% or more of the outstanding Common Stock, (ii) by each of the executive officers named in the table under “Summary Compensation Table” and by each of our directors named in the table under “Director Compensation” and (iii) by all executive officers and directors as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 50 Health Sciences Drive, Stony Brook, New York 11790.
	Title of Class	Number of Shares Owned(1)	Percentage of Class(2)
Executive Officers and Directors:
James A. Hayward	Common Stock	506,481(3)	2.92%
Yacov A. Shamash	Common Stock	179,887(4)	1.05%
Robert B. Catell	Common Stock	168,712(8)	*
Joseph D. Ceccoli	Common Stock	171,091(5)	1.00%
Beth M. Jantzen	Common Stock	189,185(9)(12)(13)	1.10%
Judith Murrah	Common Stock	210,379(10)(12)(13)	1.22%
Clay Shorrock	Common Stock	163,244(12)(13)(14)	*
Sanford R. Simon	Common Stock	167,103(6)	*
Elizabeth Schmalz Shaheen	Common Stock	167,460(11)	*
All directors and officers as a group (9 persons)	Common Stock	1,923,542(7)	10.25%
5% Stockholder:
Bruce Grossman	Common Stock	5,403,593(15)(16)	26.1%
Armistice Capital, LLC	Common Stock	14,584,466(17)(18)	48.6%

*
indicates less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the “Currently Exercisable Options”).

(2)
Based upon 16,978,703 shares of Common Stock outstanding as of March 12, 2024. Each beneficial owner’s percentage ownership is determined by assuming that the Currently Exercisable Options that are beneficially held by such person (but not those held by any other person) have been exercised and converted.

(3)
Includes 372,295 shares underlying currently exercisable options.

(4)
Includes 178,302 shares underlying currently exercisable options.

(5)
Includes 170,522 shares underlying currently exercisable options.

(6)
Includes 167,031 shares underlying currently exercisable options.

(7)
Includes 1,499,155 shares underlying currently exercisable options.

(8)
Includes 166,772 shares underlying currently exercisable options.

(9)
Includes 97,446 shares underlying currently exercisable options.

(10)
Includes 108,526 shares underlying currently exercisable options.

(11)
Includes 166,684 shares underlying currently exercisable options.

(12)
Includes 91,667, 91,667 and 99,306 shares underlying RSUs for Ms. Jantzen, Ms. Murrah and Mr. Shorrock, respectively, that were granted on March 23, 2023 and vest in full on March 23, 2024.

(13)
Excludes 75,000, 75,000 and 81,250 shares underlying options for Ms. Jantzen, Mr. Shorrock and Ms. Murrah, respectively that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(14)
Includes 71,577 shares underlying currently exercisable options.

(15)
Based on a Schedule 13G filed by Bruce Grossman on February 12, 2024, the securities are directly held by (i) Dillon Hill Investment Capital, LLC, a New York limited liability company, (ii) Dillon Hill Investment Company LLC, and (iii) Dillon Hill Investment Company II LLC (collectively, the “Dillon Hill Entities”). The securities held may be deemed to be indirectly beneficially owned by Bruce Grossman, who exercises control over the investment decisions of the Dillon Hill Entities. The Dillon Hill Entities and Bruce Grossman disclaim beneficial ownership of the reported securities except to the extent of their respective pecuniary interest therein. The address of each of the Dillon Hill Entities is c/o Bruce Grossman, 200 Business Park Drive, Suite 306, Armonk, NY 10504.

(16)
Consists of (i) 1,666,798 shares of Common Stock and (ii) warrants to purchase up to 3,736,795 Common Stock currently issuable upon the exercise of warrants. Certain of the warrants held by the Dillon Hill Entities are subject to a beneficial ownership limitation of 9.99%, which such limitation restricts the Dillon Hill Entities from exercising that portion of the warrants that would result in the Dillon Hill Entities and their affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of the Dillon Hill Entities reported in this table does not reflect this limitation.

(17)
The securities are directly held by Armistice Capital Master Fund Ltd. (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

(18)
Consists of (i) 1,561,995 shares of Common Stock, (ii) warrants to purchase up to 10,606,466 shares of Common Stock, and (iii) pre-funded warrants to purchase up to 2,416,005 shares of Common Stock. Certain of the warrants held by the Master Fund are subject to a beneficial ownership limitation of 4.99%, which such limitation restricts the Master Fund from exercising that portion of the warrants that would result in the Master Fund and its affiliates owning, after exercise, a number of shares of common stock in excess of the beneficial ownership limitation. The beneficial ownership of the Master Fund reported in this table does not reflect this limitation.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Special Meeting other than those set forth above. If any other matters properly come before the Special Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies in accordance with their best judgment on such matters.

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2024 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no earlier than May 22, 2024 and no later than June 21, 2024. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
Corporate Secretary
Applied DNA Sciences, Inc.
50 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2024 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Secretary must receive this notice not earlier than May 22, 2024 and no later than June 21, 2024. However, if our 2024 annual meeting of stockholders is held more than 30 days before or more than 60 days after September 19, 2024, then the Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2024 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to an annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the previous year’s annual meeting date, or July 22, 2024 (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

ANNUAL REPORT ON FORM 10-K AND OTHER INFORMATION
A copy of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023, as amended, including financial statements and any financial statement schedules required to be filed in accordance with SEC rules, will be sent without charge to any stockholder of the Company requesting it in writing from: Applied DNA Sciences, Inc., 50 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen. We also make available, free of charge on our website, all of our filings that are publicly filed on the SEC’s EDGAR website, including Forms 10-K, 10-Q and 8-K, at www.adnas.com.
By Order of the Board of Directors
/s/ James A. Hayward James A. Hayward Chairman, President and Chief Executive Officer
Stony Brook, New York
March 14, 2024

Appendix A
PROPOSED FORM OF
SIXTH CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
APPLIED DNA SCIENCES, INC.
Applied DNA Sciences, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY THAT:
FIRST:   Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following paragraph at the end thereof:
“Upon the filing and effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [five to fifty] [(5 — 50)] shares of the Corporation’s Common Stock, par value $0.001 per share, issued and outstanding immediately prior to the Reverse Split Effective Time, shall automatically be reclassified, combined, and converted into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.001 per share, of the Corporation, without any action by any holder thereof; provided that no fractional share interests shall be issued as a result of the foregoing reclassification, combination, and conversion. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share interests pursuant to the provisions of this Article, shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share interests.
From and after the Reverse Split Effective Time, certificates that, immediately prior to the Reverse Split Effective Time, represent shares of Common Stock that are held by any stockholder shall thereafter represent the number of shares of Common Stock into which such shares shall have been reclassified, combined, and converted at the Reverse Split Effective Time pursuant to this Certificate of Amendment.”
SECOND:   This Certificate of Amendment shall become effective on            , 2024, at 12:01 a.m.
THIRD:   That pursuant to resolution of the Board of Directors, the proposed amendment was submitted to the stockholders of the Corporation for consideration at the special meeting of stockholders held on April 15, 2024 and was duly adopted by the stockholders of the Corporation in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Sixth Certificate of Amendment of Certificate of Incorporation to be signed by its Chief Executive Officer, on            , 2024.
APPLIED DNA SCIENCES, INC.
By:

Name:
Title:

A-1

Appendix B
AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1.   Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 7,500,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 7,500,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:

Name:
James A. Hayward

Title:
Chairman, President and Chief Executive Officer

B-1

Appendix C
2020 INCENTIVE STOCK PLAN
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
Section 1.   Purpose; Definitions.   The purposes of the Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (as amended from time to time, the “Plan”) are to: (a) enable Applied DNA Sciences, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.
For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:
(a)   “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.
(b)   “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.
(c)   “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Cash or Other Stock Based Awards made under this Plan.
(d)   “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(e)   “Board” means the Board of Directors of the Company, as constituted from time to time.
(f)   “Cash or Other Stock Based Award” means an award that is granted under Section 10.
(g)   “Cause” means (i) Participant’s refusal to comply with any lawful directive or policy of the Company which refusal is not cured by the Participant within ten (10) days of such written notice from the Company; (ii) the Company’s determination that Participant has committed any act of dishonesty, embezzlement, unauthorized use or disclosure of confidential information or other intellectual property or trade secrets, common law fraud or other fraud against the Company or any Subsidiary or Affiliate; (iii) a material breach by the Participant of any written agreement with or any fiduciary duty owed to any Company or any Subsidiary or Affiliate; (iv) Participant’s conviction (or the entry of a plea of a nolo contendere or equivalent plea) of a felony or any misdemeanor involving material dishonesty or moral turpitude; or (v) Participant’s habitual or repeated misuse of, or habitual or repeated performance of Participant’s duties under the influence of, alcohol, illegally obtained prescription controlled substances or non-prescription controlled substances. Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement.
(h)   “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company; or (vi) such other event deemed to constitute a “Change in Control” by the Board.
Notwithstanding anything in the Plan or an Award Agreement to the contrary, to the extent necessary to comply with Section 409A of the Code, no event that, but for the application of this paragraph, would be a Change in Control as defined in the Plan or the Award Agreement, as applicable, shall be a Change in Control unless such event is also a “change in control event” as defined in Section 409A of the Code.
(i)   “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(j)   “Committee” means the committee designated by the Board to administer the Plan under Section 2. To the extent required under Applicable Law, the Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.
(k)   “Director” means a member of the Board.
(l)   “Disability” means a condition rendering a Participant Disabled.
(m)   “Disabled” will have the same meaning as set forth in Section 22(e)(3) of the Code.
(n)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(o)   “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Capital Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination; (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee taking into consideration such factors as the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final conclusive and binding.
(p)   “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(q)   “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.
(r)   “Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(s)   “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.
(t)   “Parent” means, in respect of the Company, a “parent corporation” as defined in Section 424(e) of the Code.

(u)   “Participant” means an employee, consultant, Director, or other service provider of or to the Company or any of its respective Affiliates to whom an Award is granted.
(v)   “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.
(w)   “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(x)   “Restricted Stock Unit” means a right granted under and subject to restrictions pursuant to Section 9 hereof.
(y)   “Shares” means shares of the Company’s common stock, par value $0.001, subject to substitution or adjustment as provided in Section 3(d) hereof.
(z)   “Stock Appreciation Right” means a right granted under and subject to Section 6 hereof.
(aa)   “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.
Section 2.   Administration.   The Plan shall be administered by the Committee; provided that, notwithstanding anything to the contrary herein, in its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Applicable Law are required to be determined in the sole discretion of the Committee. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respective employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.
The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:
(a)   select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4);
(b)   determine the type of Award to be granted;
(c)   determine the number of Shares, if any, to be covered by each Award;
(d)   establish the other terms and conditions of each Award;
(e)   approve forms of agreements (including Award Agreements) for use under the Plan; and
(f)   modify or amend each Award, subject to the Participant’s consent if such modification or amendment would materially impair such Participant’s rights.
The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); and to otherwise take any action that may be necessary or desirable to facilitate the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.
To the extent permitted by Applicable Law, the Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder. Any such delegation shall be subject to the applicable corporate laws of the State of Delaware. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.
No Director will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

Section 3.   Shares Subject to the Plan.
(a)   Shares Subject to the Plan. Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 3,500,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 3,500,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
(b)   Effect of the Expiration or Termination of Awards. If and to the extent that an Option or a Stock Appreciation Right expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with that Award will again become available for grant under the Plan. Similarly, if and to the extent an Award of Restricted Stock or Restricted Stock Units is canceled or forfeited for any reason, the Shares subject to that Award will again become available for grant under the Plan. In addition, if any award granted under the Applied DNA Sciences, Inc. 2005 Incentive Stock Plan (as amended) expires, terminates, is canceled or is forfeited for any reason after the Effective Date, the Shares subject to that award will be added to the Plan Limit and become available for issuance hereunder.
(c)   Shares Withheld in Satisfaction of Taxes or Exercise Price. Shares withheld in settlement of a tax withholding obligation associated with an Award, or in satisfaction of the exercise price payable upon exercise of an Option, will not again become available for grant under the Plan.
(d)   Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards.
(e)   Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon or in anticipation of any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:
(i)   cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;
(ii)   cause any outstanding Option or Stock Appreciation Right to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option or Stock Appreciation Right upon closing of the Change in Control;
(iii)   cancel any unvested Award or unvested portion thereof, with or without consideration;
(iv)   cancel any Award in exchange for a substitute award;
(v)   redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to the Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi)   cancel any Option or Stock Appreciation Right in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option or Stock Appreciation Right, multiplied by (B) the difference, if any, between the Fair Market Value per Share on the date of the Change in Control and the exercise price of that Option or the base price of the Stock Appreciation Right; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option or the base price of any such Stock Appreciation Right, the Committee may cancel that Option or Stock Appreciation Right without any payment of consideration therefor; and/or
(vii)   take such other action as the Committee shall determine to be reasonable under the circumstances.
In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.
Notwithstanding any provision of this Section 3(e), in the case of any Award subject to Section 409A of the Code, the Committee shall only be permitted to take actions under this Section 3(e) to the extent that such actions would be consistent with the intended treatment of such Award under Section 409A of the Code.
(f)   Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in countries other than the United States in which the Company and its Subsidiaries operate or have employees, directors and consultants, or in order to comply with the requirements of any foreign securities exchange or other Applicable Law, the Committee, in its sole discretion, shall have the power and authority to: (i) modify the terms and conditions of any Award granted to employees, directors and consultants outside the United States to comply with Applicable Law (including, without limitation, applicable foreign laws or listing requirements of any foreign securities exchange); (ii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a); and (iii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any foreign securities exchange.
Section 4.   Eligibility.   Employees, Directors, consultants, and other individuals who provide services to the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company, any Parent or a Subsidiary are eligible to be granted Incentive Stock Options.
Section 5.   Options.   Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option.
The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(a)   Option Price. The exercise price per Share under an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

(b)   Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.
(c)   Exercisability. Options will vest and be exercisable at such time or times and subject to such terms and conditions as determined by the Committee. Such terms and conditions may include the continued employment or service of the Participant, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine in its sole discretion (the “Vesting Conditions”). The Committee may provide in the terms of an Award Agreement that the Participant may exercise the unvested portion of an Option in whole or in part in exchange for shares of Restricted Stock subject to the same vesting terms as the portion of the Option so exercised. Restricted Stock acquired upon the exercise of an unvested Option shall be subject to such additional terms and conditions as determined by the Committee.
(d)   Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of Section 5(c) and the termination provisions of Section 7, Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Committee may accept. The Committee may, in its sole discretion, permit payment of the exercise price of an Option in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or by means of a “net settlement,” whereby the Option exercise price will not be due in cash and where the number of Shares issued upon such exercise will be equal to: (A) the product of (i) the number of Shares as to which the Option is then being exercised, and (ii) the excess, if any, of (a) the then current Fair Market Value per Share over (b) the Option exercise price, divided by (B) the then current Fair Market Value per Share.
No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 17(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.
(e)   Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company, its Parent or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.
(f)   Termination of Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 6.   Stock Appreciation Right.   Subject to the other terms of the Plan, the Committee may grant Stock Appreciation Rights to eligible individuals. Each Stock Appreciation Right shall represent the right to receive, upon exercise, an amount equal to the number of Shares subject to the Award that is being exercised multiplied by the excess of (i) the Fair Market Value of a Share on the date the Award is exercised, over (ii) the base price specified in the applicable Award Agreement. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing each Stock Appreciation Right shall indicate the base price, the term and the Vesting Conditions for such Award. A Stock Appreciation Right base price may never be less than the Fair Market Value of the underlying common stock of the Company on the date of grant of such Stock Appreciation Right. The term of each Stock

Appreciation Right will be fixed by the Committee, but no Stock Appreciation Right will be exercisable more than 10 years after the date the Stock Appreciation Right is granted. Subject to the terms and conditions of the applicable Award Agreement, Stock Appreciation Rights may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the portion of the Award to be exercised. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Stock Appreciation Rights will be subject to the terms of Section 7 with respect to exercise upon or following termination of employment or other service.
Section 7.   Termination of Service.   Unless otherwise specified with respect to a particular Option or Stock Appreciation Right in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option or Stock Appreciation Right that is not exercisable upon termination of service will expire immediately and automatically upon such termination and any portion of an Option or Stock Appreciation Right that is exercisable upon termination of service will expire on the date it ceases to be exercisable in accordance with this Section 7.
(a)   Termination by Reason of Death. If a Participant’s service with the Company or any Affiliate terminates by reason of death, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(b)   Termination by Reason of Disability. If a Participant’s service with the Company or any Affiliate terminates by reason of Disability, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant or his or her personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
(c)   Cause. If a Participant’s service with the Company or any Affiliate is terminated for Cause or if a Participant resigns at a time that there was a Cause basis for such Participant’s termination: (i) any Option or Stock Appreciation Right, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)   Other Termination. If a Participant’s service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option or Stock Appreciation Right held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option or Stock Appreciation Right.
Section 8.   Restricted Stock.
(a)   Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero.
(b)   Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of Shares subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s), if any, representing such shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period. If physical certificates are issued, they will be held in escrow by the Company or its designee during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.
(c)   Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:
(i)   During a period commencing with the date of an Award of Restricted Stock and ending at such time or times as specified by the Committee (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon one or more Vesting Conditions.
(ii)   While any Share of Restricted Stock remains subject to restriction, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee, in its sole discretion, may require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid, or, if the Committee so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3(a) of the Plan. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.
(iii)   Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.
Section 9.   Restricted Stock Units.   Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may impose one or more Vesting Conditions on such units. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, an amount equal to the Fair Market Value (at the time of the distribution) of one Share. Distributions may be made in cash, Shares, or a combination of both, at the discretion of the Committee. The Award Agreement evidencing a Restricted Stock Unit shall set forth the Vesting Conditions and time and form of payment with respect to such Award. The Participant shall not have any stockholder rights with respect to the Shares subject to a Restricted Stock Unit Award until that Award vests and the Shares are actually issued thereunder; provided, however, that an Award Agreement may provide for the inclusion of dividend equivalent payments or unit credits with respect to the Award in the discretion of the Committee. Subject to the provisions of the applicable Award Agreement or as otherwise determined by the Committee, if a Participant’s service with the Company terminates prior to the Restricted Stock Unit Award vesting in full, any portion of the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.
Section 10.   Cash or Other Stock Based Awards.   Subject to the other terms of the Plan, the Committee may grant Cash or Other Stock Based Awards (including Awards to receive unrestricted Shares or immediate cash payments) to eligible individuals. The Award Agreement evidencing a Cash or Other Stock Based Award shall set forth the terms and conditions of such Cash or Other Stock Based Award, including, as applicable, the term, any exercise or purchase price, performance goals, Vesting Conditions and other terms and conditions. Payment in respect of a Cash or Other Stock Based Award may be made in cash, Shares, or a combination of cash and Shares, as determined by the Committee.

Section 11.   Amendments and Termination.   Subject to any stockholder approval that may be required under Applicable Law, the Plan may be amended or terminated at any time or from time to time by the Board.
Section 12.   Prohibition on Repricing Programs.   Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval.
Section 13.   Conditions Upon Grant of Awards and Issuance of Shares.
(a)   The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.
(b)   No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law.
Section 14.   Limits on Transferability; Beneficiaries.   No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant other than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.
Section 15.   Withholding of Taxes.
(a)   Required Withholding. All Awards under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Participant or other person receiving or exercising Awards pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Awards, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Awards.
(b)   Election to Withhold Shares. If the Committee so permits, Shares subject to an Award may be withheld to satisfy tax withholding obligations arising with respect thereto based on the Fair Market Value of such Shares at the time of withholding, to the extent that such withholding would not result in liability classification of such Award (or any portion thereof) under applicable accounting rules.
Section 16.   Liability of Company.
(a)   Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any

Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.
(b)   Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.
(c)   Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
Section 17.   General Provisions.
(a)   The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.
(b)   The Awards shall be subject to the Company’s stock ownership policies, as in effect from time to time.
(c)   All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(d)   Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.
(e)   Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee or other service provider of the Company or an Affiliate any right to continued employment or engagement with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment or engagement of any of its employees or other service providers at any time.
(f)   The Awards (whether vested or unvested) shall be subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy of the Company that is applicable to the Participant. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.
Section 18.   Effective Date of Plan.   The Plan will become effective upon its approval by the holders of a majority of the voting power of the shares deemed present and entitled to vote at the meeting of stockholders of the Company (the “Effective Date”).
Section 19.   Term of Plan.   Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted.
Section 20.   Invalid Provisions.   In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

Section 21.   Governing Law.   The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Delaware, without regard to the application of the principles of conflicts of laws.
Section 22.   Notices.   Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Financial Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

AMENDMENT TO THE
APPLIED DNA SCIENCES, INC.
2020 EQUITY INCENTIVE PLAN
The Applied DNA Sciences, Inc. 2020 Equity Incentive Plan (the “Plan”) is hereby amended, effective as of the date of adoption of this Amendment by the Board of Directors of Applied DNA Sciences, Inc. (the “Company”):
1.   Section 3(a) of the Plan is amended in its entirety; provided that Section 3(a), as amended, is subject to approval by the Company’s stockholders in accordance with Section 11 of the Plan:
(a)   Shares Subject to the Plan.   Subject to adjustment as provided in Section 3(d) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 7,500,000 (the “Plan Limit”). Subject to adjustment as provided in Section 3(d) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan in respect of Incentive Stock Options is 7,500,000. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan. The maximum total grant date fair value of Awards (as measured by the Company for financial accounting purposes) granted to any Participant in his or her capacity as a Non-Employee Director in any single calendar year shall not exceed $250,000.
*       *       *
Except as amended hereby, the terms and conditions of the Plan shall otherwise continue in full force and effect.
APPLIED DNA SCIENCES, INC.
By:
/s/ James A. Hayward

Name:
James A. Hayward

Title:
Chairman, President and Chief Executive Officer

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV35263-S84771For Against Abstain! ! !! ! !APPLIED DNA SCIENCES, INC.APPLIED DNA SCIENCES, INC.ATTN: BETH JANTZEN50 HEALTH SCIENCES DRIVESTONY BROOK, NY 11790The Board of Directors recommends you vote FOR the following proposals:2. Approval, in accordance with Nasdaq Listing Rule 5635(d), of the repricing of certain of our common stock purchase warrants;1. Approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance to certain holders of common stock purchase warrants inconnection with a private placement;3. Grant of discretionary authority to the Board of Directors to amend the Company's Certificate of Incorporation, as amended, toeffect a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to bedetermined by the Company's Board of Directors following the Special Meeting; and4. Approval of an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of commonstock reserved for issuance by 4,000,000 shares.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.! ! !! ! !VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 P.M. Eastern Time on April 14, 2024, the day before the meeting date. Haveyour proxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/APDN2024SMYou may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 P.M. Eastern Time on April 14, 2024, the day before the meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

V35264-S84771Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.APPLIED DNA SCIENCES, INC.Special Meeting of StockholdersApril 15, 2024 10:00 AMThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Ms. Judith Murrah and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of Applied DNA Sciences, Inc. held of record by the undersigned as of March 4, 2024, at the Special Meeting of Stockholders of Applied DNA Sciences, Inc., to be held virtually atwww.virtualshareholdermeeting.com/APDN2024SM on Monday, April 15, 2024 at 10:00 a.m., local time, or at any postponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side